Exhibit 10.22

REDACTED

AMENDMENT TO ENERGY MANAGEMENT AGREEMENT

This Amendment (“Amendment”) to Energy Management Agreement is entered into by and between KGen Hinds LLC (“Owner”) and Fortis Energy Marketing & Trading GP, successor in interest to The Cincinnati Gas & Electric Company (“Energy Manager”).

WHEREAS, Owner and Energy Manager are parties to that certain Energy Management Agreement dated August 17, 2004 (the “Agreement”);

WHEREAS, the parties hereto desire to extend the term of the Agreement and to revise the Monthly Management Fee under the Agreement; and

WHEREAS, the parties hereto desire to amend the Agreement as provided herein.

NOW THEREFORE, for and in consideration of the agreements herein made and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.                         Section 2.2, Term, is deleted in its entirety and replaced with the following:

“The term of this Agreement shall commence on the Effective Date, shall continue in effect for three (3) years from the Effective Date (the “Initial Term”), and shall be extended for an additional period (“Term Extension”) through and including August 31, 2010. The parties shall agree on further Term Extensions at least forty-five (45) days prior to the end of any Term Extension.”

2.                         Section 6.1, Management Fees, is amended by adding the following sentence between the parenthetical phrase, “(the “Monthly Management Fee”)” and the word, “Payment”:

“Notwithstanding the foregoing, effective as of September 1, 2007, the Monthly Management Fee shall be equal to the greater of (i) [***] (“Fixed Dollar Portion”) or (ii) [***] of the monthly Generation Margin.”

3.                         Except as amended hereby, all terms and conditions of the Agreement shall remain in full force and effect.

*** Certain information on this page has been omitted and filed separately with the SEC.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Energy Management Agreement in multiple originals, effective as of July 25, 2007.

KGen Hinds LLC		Fortis Energy Marketing & Trading GP

By:	/s/ James H. Sweeney	By:	/s/ William David Duran
Name:	James H. Sweeney III	Name:	William David Duran
Title:	Senior Vice President –	Title:	Managing Director
Energy Management
		By:	/s/ Frank Vickers
		Name:	Frank Vickers
		Title:	Managing Director